UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.   20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 7, 2010

ONE LIBERTY PROPERTIES, INC.
(Exact name of Registrant as specified in charter)

Maryland	001-09279	13-3147497
(State or other	(Commission file No.)	(IRS Employer
jurisdiction of		I.D. No.)
incorporation)

60 Cutter Mill Road, Suite 303, Great Neck, New York  11021
 (Address of principal executive offices)     (Zip code)

Registrant's telephone number, including area code    516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On October 12, 2010, we filed a Current Report on Form 8-K (the “Whole Foods 8-K”) disclosing our acquisition on October 7, 2010 of a Whole Foods supermarket and adjacent parking lot (collectively the “Whole Foods Shopping Center”) for $20.55 million. We have acquired eleven properties for an aggregate purchase price of approximately $62 million from January 1, 2010 through the date of this filing. Accordingly, we file this amendment to the Whole Foods 8-K to include under (i) Item 9.01(a), audited statements of revenues and certain expenses for approximately $44 million of those acquisitions (the "Acquired Properties") and (ii) Item 9.01(b), unaudited pro forma financial information on the Acquired Properties and the other acquisitions we completed through the date of this filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

947 South Township Line Road

(i)	Report of Independent Auditors	1
(ii)	Statements of Revenues and Certain Expenses for the period from	2
	January 1, 2010 through February 23, 2010 (Unaudited) and for the
	year ended December 31, 2009
(iii)	Notes to Statements of Revenues and Certain Expenses	3-5

Whole Foods Shopping Center

(i)	Report of Independent Auditors	6
(ii)	Statements of Revenues and Certain Expenses for the six months	7
	ended June 30, 2010 (Unaudited) and for the year ended December 31, 2009
(iii)	Notes to Statements of Revenues and Certain Expenses	8-9

(b)	Pro Forma Financial Information (Unaudited).

(i)	Pro Forma Consolidated Balance Sheet as of June 30, 2010 (Unaudited)	11
(ii)	Pro Forma Consolidated Income Statements (Unaudited):
	For the year ended December 31, 2009	12
	For the six months ended June 30, 2010	13
(iii)	Notes to Pro Forma Consolidated Financial Statements (Unaudited)	14-16

(c)	Shell Company Transactions
Not applicable

(d)	Exhibits

Exhibit No.	Title of Exhibit
23.1	Consent of Ernst & Young LLP dated October 18, 2010

Report of Independent Auditors

To the Board of Directors and Stockholders of
One Liberty Properties, Inc. and Subsidiaries

We have audited the accompanying statement of revenues and certain expenses of 947 South Township Line Road acquired by OLP Lakeview LP, a wholly owned subsidiary of One Liberty Properties, Inc. (the “Company”), for the year December 31, 2009. This statement of revenues and certain expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of One Liberty Properties, Inc. as described in Note 1, and is not intended to be a complete presentation of 947 South Township Line Road’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of 947 South Township Line Road for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
October 18, 2010

947 South Township Line Road

Statements of Revenues and Certain Expenses

	January 1, 2010 through February 23, 2010 (Unaudited)	Year Ended December 31, 2009
Revenues:
Rental income	$419,557	$2,538,945
Total revenues	419,557	2,538,945

Certain expenses:
Real estate taxes	40,183	277,149
Real estate management fees	12,907	73,101
Real estate operating expenses	87,802	272,903
Total certain expenses	140,892	623,153

Revenues in excess of certain expenses	$278,665	$1,915,792

See accompanying notes.

947 South Township Line Road

Notes to Statements of Revenues and Certain Expenses

1. Organization and Basis of Presentation

On February 24, 2010, OLP Lakeview LP, a wholly owned subsidiary of One Liberty Properties, Inc. (the “Company”) acquired 947 South Township Line Road, a retail shopping center with approximately 194,000 square feet of leasable space, situated on approximately 33 acres in Royersford, Pennsylvania (the “Lakeview Shopping Center”).

The accompanying statements of revenues and certain expenses of the Lakeview Shopping Center have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of the Company.  Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, interest income, depreciation, amortization, corporate expenses, federal and state income taxes and other costs not directly related to future operations.

2. Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Concentration of Credit Risk

For the year ended December 31, 2009 and the period from January 1, 2010 through February 23, 2010 (unaudited), the Lakeview Shopping Center was leased to eleven and ten tenants respectively, of which three tenants account for approximately 72% of total base rents. Therefore, the Lakeview Shopping Center’s results of operations are significantly dependent on the financial condition of these three tenants.

4. Revenue Recognition

The Lakeview Shopping Center is leased to tenants under operating leases with various expiration dates through 2022.  Base rents are recognized on a straight-line basis over the terms of the respective leases, net of valuation adjustments, based on management’s assessment of credit, collection and other business risks. The excess of rents recognized over amounts contractually due pursuant to the underlying leases was $10,236 and $108,875, for the period from January 1, 2010 through February 23, 2010 (Unaudited) and for the year ended December 31, 2009, respectively.

947 South Township Line Road

Notes to Statements of Revenues and Certain Expenses (Continued)

Tenant recoveries related to the reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenues in the period the applicable expenses are incurred.  The reimbursements are recorded in this manner because the Company is the primary obligor with respect to purchasing goods and services from third-party vendors, has discretion in selecting the vendors and bears the associated credit risk.

5. Leases

For the year ended December 31, 2009 and the period from January 1, 2010 through February 23, 2010, the Lakeview Shopping Center was 99% leased. Approximately 70% of base rents for the year ended December 31, 2009 are from ground leases, where the tenant constructed the building at their expense.  Most of the leases have scheduled increases in the base rent with several renewal options and provide for reimbursements based upon the tenant’s proportionate share of real estate taxes and certain operating expenses.  The remaining leases provide for the tenant to pay real estate taxes directly to the governmental authority and to pay for their own common area maintenance, insurance and repairs.

6. Future Minimum Rents

Future minimum lease payments to be received under the noncancellable operating leases for the years ending December 31 are as follows:

2010	$1,896,486
2011	1,829,431
2012	1,464,221
2013	1,482,880
2014	1,482,880
Thereafter	10,765,252
$18,921,150

7.  Real Estate Management Fees

The Lakeview Shopping Center was managed by a property manager pursuant to a management agreement, which provided for management fees based on 4% of base rents during the year ended December 31, 2009 and the period from January 1, 2010 through February 23, 2010 (Unaudited).

947 South Township Line Road

Notes to Statements of Revenues and Certain Expenses (Continued)

8.  Interim Unaudited Financial Information

The statement of revenues and certain expenses for the period from January 1, 2010 through February 23, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the statement of revenues and certain expenses for the interim period have been included.  The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

The interim period is through February 23, 2010 as the property was acquired by the Company on February 24, 2010.

Report of Independent Auditors

To the Board of Directors and Stockholders of
One Liberty Properties, Inc. and Subsidiaries

We have audited the accompanying statement of revenues and certain expenses of 50 Raymond Road and 923 Farmington Avenue (the “Whole Foods Shopping Center”) acquired by OLP West Hartford LLC and OLP Farmington Avenue CT LLC, two wholly owned subsidiaries of One Liberty Properties, Inc. (the “Company”), for the year December 31, 2009. This statement of revenues and certain expenses is the responsibility of the Company’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of One Liberty Properties, Inc. as described in Note 1, and is not intended to be a complete presentation of the Whole Foods Shopping Center’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Whole Foods Shopping Center for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
October 18, 2010

Whole Foods Shopping Center

Statements of Revenues and Certain Expenses

	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009
Revenues:
Rental income	$866,209	$1,731,556
Total revenues	866,209	1,731,556

Certain expenses:
Real estate operating expenses	37,499	81,222
Total certain expenses	37,499	81,222

Revenues in excess of certain expenses	$828,710	$1,650,334

See accompanying notes.

Whole Foods Shopping Center

Notes to Statements of Revenues and Certain Expenses

1. Organization and Basis of Presentation

On October 7, 2010, OLP West Hartford LLC and OLP Farmington Avenue CT LLC, two wholly owned subsidiaries of One Liberty Properties, Inc. (the “Company”), acquired 50 Raymond Road and 923 Farmington Avenue, respectively.  The parcels are comprised of a 47,174 square foot supermarket and the adjacent parking lot situated on an aggregate of 3.72 acres in West Hartford, Connecticut (collectively the “Whole Foods Shopping Center”).

The accompanying statements of revenues and certain expenses of the Whole Foods Shopping Center have been prepared in accordance with Rule 3-14 of Regulation S-X  of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K/A of the Company.    Accordingly, the statements of revenues and certain expenses exclude certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property.  Items excluded consist of interest expense, interest income, depreciation, amortization, corporate expenses, federal and state income taxes and other costs not directly related to future operations.

2. Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Concentration of Credit Risk

The Whole Foods Shopping Center is leased to a single tenant, Whole Foods Market Group, Inc.(“Whole Foods”).  Therefore, the results of operations are significantly dependent on the financial condition of the tenant.

4. Revenue Recognition

The leases are accounted for as operating leases with an expiration date of January 31, 2026.  Base rent is recognized on a straight-line basis over the term of the lease, net of valuation adjustments, based on management’s assessment of credit, collection and other business risks.  The excess of rents recognized over amounts contractually due pursuant to the underlying leases was $142,337 and $284,675, for the six months ended June 30, 2010 (Unaudited) and for the year ended December 31, 2009, respectively.

Whole Foods Shopping Center

Notes to Statements of Revenues and Certain Expenses (Continued)

5. Leases

For the year ended December 31, 2009 and the six months ended June 30, 2010 (Unaudited), the Whole Foods Shopping Center was fully leased to Whole Foods, subject to two leases.  One lease encompasses 50 Raymond Road (the supermarket and surrounding land) and the other lease encompasses 923 Farmington Avenue (the adjacent parking area) and both leases are coterminous. The leases have scheduled increases in the base rent with several renewal options and provide for Whole Foods to pay for all common area maintenance, insurance and real estate taxes.

6. Future Minimum Rents

Future minimum lease payments to be received under the noncancellable operating leases for the years ending December 31 are as follows:

2010	$1,415,198
2011	1,548,870
2012	1,561,022
2013	1,561,022
2014	1,561,022
2015	1,561,022
Thereafter	19,250,310
$28,458,466

7.  Real Estate Management Fees

The Whole Foods Shopping Center was managed by a property manager pursuant to a management agreement, which provided for management fees based on 3% of base rents.  During the six months ended June 30, 2010 (Unaudited) and the year ended December 31, 2009 management fee expense of approximately $21,000 and $43,000, respectively, was recorded in real estate operating expenses in the accompanying statements of revenues and certain expenses.

8.  Interim Unaudited Financial Information

The statement of revenues and certain expenses for the six months ended June 30, 2010 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the statement of revenues and certain expenses for the interim period have been included.  The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

One Liberty Properties, Inc.

Pro Forma Consolidated Financial Statements
(Unaudited)

In 2010, One Liberty Properties, Inc. (the “Company”) acquired eleven properties.  The following table summarizes the acquisitions occurring from January 1, 2010 through the date of this filing (the “2010 Acquisitions”):

Wholly-owned subsidiaries of the Company that purchased real estate in 2010	Date Acquired	Rental Square Footage	Type of Property
OLP Lakeview LP	2/24/10	194,000	Retail shopping center (“Lakeview Shopping Center”)
OLP Monroeville LP	4/28/10	6,051	Retail clothing store (“Men’s Wearhouse”)
OLP Kansas City LLC	6/30/10	88,248	Retail department store (“Kohl’s”)
OLP Wendy L.P.	7/30/10 and 8/31/10	16,847	Six fast food stores (“Wendy’s”)
OLP West Hartford LLC and OLP Farmington Avenue CT LLC	10/7/10	47,174	Supermarket and adjacent parking lot (“Whole Foods Shopping Center”)

The following unaudited pro forma consolidated balance sheet of the Company as of June 30, 2010, has been prepared as if all of the 2010 Acquisitions had been completed on June 30, 2010.  The unaudited pro forma consolidated income statements for the year ended December 31, 2009 and for the six months ended June 30, 2010, are presented as if the 2010 Acquisitions had been completed on January 1, 2009.

These pro forma consolidated financial statements should be read in conjunction with (a) the Company’s 2009 Annual Report on Form 10-K and (b) the Company’s Quarterly report on Form 10-Q for the period ended June 30, 2010.

The pro forma consolidated financial statements are unaudited and do not purport to represent what the Company’s financial position and results of operations would have been assuming the completion of the 2010 Acquisitions had occurred on January 1, 2009, nor do they purport to project the Company’s financial position and results of operations at any future date or for any future period.

In the opinion of management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

One Liberty Properties, Inc.
Pro Forma Consolidated Balance Sheet (Unaudited)
As of June 30, 2010
(Amounts in thousands)

	The Company Historical (A)	Purchase of Whole Foods Shopping Center		Purchase of Wendy’s		The Company Pro Forma as Adjusted
Assets
Real estate investments, at cost:
Land	$109,811	$8,904		$1,990		$120,705
Buildings	314,750	11,646		5,968		332,364
	424,561	20,550		7,958		453,069
Less accumulated depreciation	51,017	-		-		51,017
	373,544	20,550	(B)	7,958	(D)	402,052
Investment in unconsolidated joint ventures	5,968	-		-		5,968
Cash and cash equivalents	18,482	(7,579	)(B)	-		10,903
Unbilled rent receivable	11,586	-		-		11,586
Property held for sale	942	-		-		942
Escrow, deposits and other assets and receivables	3,927	-		-		3,927
Investment in BRT Realty Trust (related party)	219	-		-		219
Unamortized deferred financing costs	2,209	171	(B)	-		2,380
Available-for-sale securities	729	-		-		729
Unamortized intangible lease assets	7,829	-		-		7,829
	$425,435	$13,142		$7,958		$446,535

Liabilities and stockholders’ equity
Mortgages payable	$205,816	$13,000	(B)	$-		$218,816
Line of credit	27,000	142	(B+C)	7,958	(C+D)	35,100
Dividends payable	3,436	-		-		3,436
Accrued expenses and other liabilities	4,040	-		-		4,040
Unamortized intangible lease liabilities	4,986	-		-		4,986
Total liabilities	245,278	13,142		7,958		266,378

Stockholders’ equity:
Common stock	11,131	-		-		11,131
Paid-in capital	145,640	-		-		145,640
Accumulated other comprehensive loss	(348)	-		-		(348)
Accumulated undistributed net income	23,734	-		-		23,734
Total stockholders’ equity	180,157	-		-		180,157
	$425,435	$13,142		$7,958		$446,535

See accompanying notes.

One Liberty Properties, Inc.
Pro Forma Consolidated Income Statement (Unaudited)
For the Year Ended December 31, 2009
(Amounts in thousands, except per share data)

	The Company Historical (A)	Purchase of Lakeview Shopping Center (B)	Purchase of Whole Foods Shopping Center (C)	Pro Forma Adjustments for the Lakeview Shopping Center and Whole Foods Shopping Center		Pro Forma Operations of Men’s Wearhouse, Kohl’s and Wendy’s(H)	The Company Pro Forma as Adjusted

Revenues:
Rental income	$39,016	$2,539	$1,732	$61	(D)	$1,743	$45,091
Lease termination fee	1,784	-	-	-		-	1,784
Total revenues	40,800	2,539	1,732	61		1,743	46,875

Operating expenses:
Depreciation and amortization	8,527	-	-	402	(D)	351	9,280
General and administrative	6,540	-	-	-		-	6,540
Property acquisition costs	-	-	-	526	(E)	273	799
Real estate expenses	684	623	81	-		-	1,388
Leasehold rent	308	-	-	-		-	308
Total operating expenses	16,059	623	81	928		624	18,315

Operating income (loss)	24,741	1,916	1,651	(867)		1,119	28,560

Other income and expenses:
Equity in earnings of unconsolidated joint ventures	559	-	-	-		-	559
Interest and other income	358	-	-	-		-	358
Interest:
Expense	(13,561)	-	-	(1,866	)(F)	(464)	(15,891)
Amortization of deferred financing costs	(728)	-	-	(31	)(G)	-	(759)
Income from settlement with former president	951	-	-	-		-	951
Income (loss) from continuing operations	$12,320	$1,916	$1,651	$(2,764)		$655	$13,778

Income from continuing operations per common share – basic: (I)	$1.15	-	-	-		-	$1.29

Income from continuing operations per common share – diluted: (I)	$1.14	-	-	-		-	$1.27

See accompanying notes.

One Liberty Properties, Inc.
Pro Forma Consolidated Income Statement (Unaudited)
For the Six Months Ended June 30, 2010
(Amounts in thousands, except per share data)

	The Company Historical (A)	Purchase of Lakeview Shopping Center(B)	Purchase of Whole Foods Shopping Center(C)	Pro Forma Adjustments for the Lakeview Shopping Center and Whole Foods Shopping Center		Pro Forma Operations of Men’s Wearhouse, Kohl’s and Wendy’s(H)		The Company Pro Forma as Adjusted
Revenues:
Rental income	$20,717	$420	$866	$31	(D)	$847		$22,881

Operating expenses:
Depreciation and amortization	4,279	-	-	162	(D)	163		4,604
General and administrative	3,566	-	-	-		-		3,566
Property acquisition costs	514	-	-	(394	)(E)	(120	)(E)	-
Real estate expenses	665	141	37	-		-		843
Leasehold rent	154	-	-	-		-		154
Total operating expenses	9,178	141	37	(232)		43		9,167

Operating income (loss)	11,539	279	829	263		804		13,714

Other income and expenses:
Equity in earnings of unconsolidated joint ventures	253	-	-	-		-		253
Gain on disposition of real estate held by unconsolidated joint venture	107	-	-	-		-		107
Other income including realized gain on sale of available-for-sale securities and interest income	225	-	-	-		-		225
Interest:		-	-			-
Expense	(7,067)	-	-	(559	)(F)	(230)		(7,856)
Amortization of deferred financing costs	(292)	-	-	(15	)(G)	-		(307)
Income (loss) from continuing operations	$4,765	$279	$829	$(311)		$574		$6,136

Income from continuing operations per common share
Basic and diluted (I):	$.42	-	-	-		-		$.54

See accompanying notes.

One Liberty Properties, Inc.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited)

1.	Notes to Pro Forma Consolidated Balance Sheet as of June 30, 2010

(A)	To reflect the unaudited consolidated balance sheet of One Liberty Properties, Inc. (the “Company”), as of June 30, 2010 as filed with the Company’s Quarterly Report on Form 10-Q.

(B)
To reflect the October 7, 2010 purchase of Whole Foods Shopping Center located in West Hartford, Connecticut, as of June 30, 2010, for approximately $20.55 million, including the assumption of the mortgage of $13 million (bearing interest at a rate of 6.1%).  The Company is currently in the process of analyzing the fair value of the individual components purchased.  Consequently, the purchase price allocation is preliminary and subject to change.

(C)	To reflect the net drawdowns from the line of credit from January 1, 2010 through October 7, 2010.

(D)
To reflect the purchase of Wendy’s as of June 30, 2010, totaling approximately $7.96 million.  The Company is currently in the process of analyzing the fair value of the individual components purchased. Consequently, the purchase price allocation is preliminary and subject to change.

2.	Notes to Pro Forma Consolidated Income Statement for the Year Ended December 31, 2009

(A)	To reflect the consolidated historical income statement of the Company for the year ended December 31, 2009, as filed with the Company’s Annual Report on Form 10-K.

(B)	To reflect the historical operations of the Lakeview Shopping Center for the year ended December 31, 2009.

(C)	To reflect the historical operations of the Whole Foods Shopping Center for the year ended December 31, 2009.

(D)
To reflect amortization of the preliminary intangible lease assets and liabilities over the remaining lease term and straight line depreciation based on an estimated useful life of 40 years for the Lakeview Shopping Center and Whole Foods Shopping Center for the year ended December 31, 2009.

(E)	To reflect costs associated with the acquisition of the Lakeview Shopping Center and WholeFoods Shopping Center.

(F)
To reflect the interest expense resulting from the assumption of the mortgage note (at a weighted average interest rate of 6.01% per annum)that is secured by the Lakeview Shopping Center, interest expense resulting from the assumption of the mortgage note (interest at 6.1% per annum) that is secured by one of the Whole Food Shopping Center’s  parcels and interest expense resulting from drawdowns on line of credit (interest rate at the greater of (i) 90 day LIBOR plus 3% or (ii) 6% per annum).

(G)	To reflect the amortization of deferred financing costs for the assumed Whole Foods Shopping Center mortgage.

One Liberty Properties, Inc.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited) – Continued

2.	Notes to Pro Forma Consolidated Income Statement for the Year Ended December 31, 2009 (Continued)

(H)
To reflect the pro forma operations of Kohl’s, Wendy’s and Men’s Wearhouse for the year ended December 31, 2009.The Men’s Wearhouse property was vacant prior to the acquisition of the property.  The Wendy’s properties were acquired in two separate sale- leaseback transactions.  New leases were signed in conjunction with the Wendy’s and the Men’s Wearhouse acquisition and as a result, the pro forma operations include rental income assuming the new leases were signed on January 1, 2009.  Interest expense is based on drawdowns from the line of credit.

(I)
Basic net income per common share is calculated based on approximately 10,651,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 10,812,000 weighted average common shares and common share equivalents outstanding.

3.	Notes to Pro Forma Consolidated Income Statement for the Six Months EndedJune 30, 2010

(A)	To reflect the consolidated historical income statement of the Company for the six months ended June 30, 2010, as filed with the Company’s Quarterly Report on Form 10-Q.

(B)	To reflect the historical operations of the Lakeview Shopping Center for the period from January 1, 2010 to February 23, 2010 as the property was acquired on February 24, 2010.

(C)	To reflect the historical operations of the Whole Foods Shopping Center for the six months ended June 30, 2010.

(D)
To reflect amortization of the preliminary intangible lease assets and liabilities over the remaining lease term and straight line depreciation based on an estimated useful life of 40 years for the Lakeview Shopping Center and the Whole Foods Shopping Center for the six months ended June 30, 2010.

(E)	To reflect the removal of property acquisition costs because the pro forma operations assumes the 2010 Acquisitions were completed on January 1, 2009.

(F)
To reflect the interest expense resulting from the assumption of the mortgage note (at a weighted average interest rate of 6.01% per annum) that is secured by the Lakeview Shopping Center, interest expense resulting from the assumption of the mortgage note (interest at 6.1% per annum) that is secured by one of the Whole Food Shopping Center’s  parcels and interest expense resulting from drawdowns on line of credit (interest rate at the greater of (i) 90 day LIBOR plus 3% or (ii) 6% per annum).

(G)	To reflect the amortization of deferred financing costs for the assumed Whole Foods Shopping Center mortgage.

One Liberty Properties, Inc.
Notes to Pro Forma Consolidated Financial Statements
(Unaudited) – Continued

3.	Notes to Pro Forma Consolidated Income Statement for the Six Months EndedJune 30, 2010 (Continued)

(H)
To reflect the pro forma operations of Kohl’s and Men’s Wearhouse for the period from January 1, 2010 through the date of acquisition and pro forma operations of Wendy’s for the six months ended June 30, 2010.  The Men’s Wearhouse property was vacant prior to the acquisition of the property.  The Wendy’s properties were acquired in two separate sale-leaseback transactions.  New leases were signed in conjunction with the Wendy’s and the Men’s Wearhouse acquisition and as a result, the pro forma operations include rental income assuming the new leases were signed on January 1, 2009.  Interest expense is based on drawdowns from the line of credit.

(I)
Basic net income per common share is calculated based on approximately 11,424,000 weighted average common shares outstanding and diluted net income per common share is calculated based on approximately 11,453,000 weighted average common shares and common share equivalents outstanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ONE LIBERTY PROPERTIES, INC.

Dated: Great Neck, NY	By:	/s/ David W. Kalish
October 20, 2010		David W. Kalish
Senior Vice President and Chief Financial Officer